Disposal of business - Summary of Information at the Date of Sale (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024		Dec. 31, 2023	[1],[2]
Disclosure of detailed information about financial instruments [line items]
Gain on disposal	$ 0	$ 44	[1],[2]	$ 0
Disposal groups classified as held for sale
Disclosure of detailed information about financial instruments [line items]
Fair value of associated financial liabilities		(61)
Assets (liabilities)		30
Consideration		(13)
Gain on disposal		$ (44)

[1]	The Group has changed its presentation currency from Euros to USD from January 1, 2025. Accordingly, the comparative amounts have been re-presented retrospectively as outlined in note 2.3 - Change in presentation currency.
[2]	The Group has changed its presentation currency from Euros to USD from January 1, 2025. Accordingly, the comparative amounts have been re-presented retrospectively as outlined under note 2.3 - Change in presentation currency.